UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


        Date of Report (date of earliest event reported): April 26, 2006

                               S.Y. BANCORP, INC.
             (Exact name of registrant as specified in its charter)


         Kentucky                          0-17262               61-1137529
         --------                          -------               ----------
(State or other jurisdiction of   (Commission File Number)    (I.R.S. Employer
 incorporation or organization)                              Identification No.)

               1040 East Main Street, Louisville, Kentucky, 40206
               --------------------------------------------------
                    (Address of principal executive offices)


                                 (502) 582-2571
                                 --------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01. OTHER EVENTS.

On April 26, 2006, S.Y. Bancorp, Inc. issued a press release, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference, announcing that the Board of Directors had declared a 5% stock dividend to the holders of common stock. The new shares will be distributed on May 26, 2006, to shareholders of record as of May 10, 2006; cash will be paid in lieu of fractional shares.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

      D.   Exhibits

           99.1 Press Release dated April 26, 2006.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 26, 2006                          S.Y. BANCORP, INC.

                                              By: /s/ Nancy B. Davis
                                                  Nancy B. Davis, Executive Vice
                                                  President, Treasurer and Chief
                                                  Financial Officer